                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 26, 1998



                            ENTERPRISE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      0-18034                    68-0158367
   (State or other           (Commission File No.)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation)


            38705 Seven Mile Road, Suite 435, Livonia, Michigan 48152
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (248) 380-6070


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
         ------------

         Copies of all of the contracts identified under Item 7 are filed as exhibits to this Form 8-K, and the terms of such contracts are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

Financial Statements - None
--------------------

Exhibits -
--------

       Exhibit Reference
            Number               Exhibit Description
       -----------------         -------------------

             10(a)               Investment and Loan Agreement dated March 26, 1998 between the Registrant and Allied Capital
                                 Corporation, a Maryland corporation ("Allied")
             10(b)               First Amendment to Investment and Loan Agreement dated September 1, 1998 between the Registrant and
                                 Allied
             10(c)               Subordinated Debenture dated March 26, 1998 issued by the Registrant to Allied in the principal amount of $9 million
             10(d)               Subordinated Debenture dated September 1, 1998 issued by the Registrant to Allied in the principal amount of $6 million
             10(e)               Guaranty dated March 26, 1998 by CCMS and ESGI in favor of Allied
             10(f)               Guaranty dated September 1, 1998 by REVIVE in favor of Allied
             10(g)               Stock Purchase Warrant dated March 26, 1998 issued by the Registrant to Allied
             10(h)               Stock Purchase Warrant dated September 1, 1998 issued by the Registrant to Allied
             10(i)               Security Agreement dated March 26, 1998 among the Registrant, Computerized Management Systems,
                                 Inc., a Michigan corporation ("CCMS"), Enterprise Systems Group, Inc., a New York corporation
                                 ("ESGI"), and Allied
             10(j)               Security Agreement for intellectual Property dated March 26, 1998 between CCMS and Allied

             10(K)               Security Agreement dated September 1, 1998 between Software Acquisition Corp., a Delaware corporation whose name has been changed to REVIVE Technologies Incorporation ("REVIVE"), and Allied
             10(L)               Stock Pledge Agreement dated March 26, 1998 among the Registrant, Enterprise Systems Group Limited, a company registered in the United Kingdom, and Allied
             10(M)               Stock Pledge Agreement dated September 1, 1998 among the Registrant, REVIVE, and Allied

                                       -2-
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

      Exhibit Reference
            Number               Exhibit Description
       -----------------         -------------------

             10(n)               Collateral Assignment of Lease dated September 1, 1998 between REVIVE and Allied
             10(o)               Collateral Assignment of Lease dated September 1, 1998 between REVIVE and Allied
             10(p)               Shareholders Agreement dated March 26, 1998 between the Registrant and Allied

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Enterprise Software, Inc.



January 19, 1999                     By:    /s/ Andre A. Blay
                                         ------------------------------
                                              Andre A. Blay
                                              Chairman of the Board and
                                              Chief Executive Officer




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



                                  EXHIBIT INDEX

      Exhibit Reference
            Number               Exhibit Description
       -----------------         -------------------


             10(a)               Investment and Loan Agreement dated March 26, 1998 between the Registrant and Allied Capital
                                 Corporation, a Maryland corporation ("Allied")
             10(b)               First Amendment to Investment and Loan Agreement dated September 1, 1998 between the Registrant and
                                 Allied
             10(c)               Subordinated Debenture dated March 26, 1998 issued by the Registrant to Allied in the principal amount of $9 million
             10(d)               Subordinated  Debenture dated September 1, 1998 issued by the Registrant to Allied in the principal amount of $6 million
             10(e)               Guaranty dated March 26, 1998 by CCMS and ESGI in favor of Allied
             10(f)               Guaranty dated September 1, 1998 by REVIVE in favor of Allied
             10(g)               Stock Purchase Warrant dated March 26, 1998 issued by the Registrant to Allied
             10(h)               Stock Purchase Warrant dated September 1, 1998 issued by the Registrant to Allied
             10(i)               Security Agreement dated March 26, 1998 among the Registrant, Computerized Management Systems,
                                 Inc., a Michigan corporation ("CCMS"), Enterprise Systems Group, Inc., a New York corporation
                                 ("ESGI"), and Allied
             10(j)               Security Agreement for Intellactual Property dated March 26, 1998 between CCMS and Allied
             10(k)               Security Agreement dated September 1, 1998 between Software Acquisition Corp., a Delaware corporation whose name has been changed to REVIVE Technologies Incorporation ("REVIVE"), and Allied
             10(l)               Stock Pledge Agreement dated March 26, 1998 among the Registrant, Enterprise Systems Group Limited, a company registered in the United Kingdom, and Allied
             10(m)               Stock Pledge Agreement dated September 1, 1998 among the Registrant, REVIVE, and Allied
             10(n)               Collateral Assignment of Lease dated September 1, 1998 between REVIVE and Allied
             10(o)               Collateral Assignment of Lease dated September 1, 1998 between REVIVE and Allied
             10(p)               Shareholders Agreement dated March 26, 1998 between the Registrant and Allied


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